UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

CD 2017-CD4 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

German American Capital Corporation
Citi Real Estate Funding Inc.
Citigroup Global Markets Realty Corp.

(Exact names of sponsors as specified in their charters)

Delaware	333-206705-08	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about May 17, 2017, a series of commercial mortgage pass-through certificates, entitled CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4 (the “Certificates”), is expected to be issued by CD 2017-CD4 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2017 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”),(ii) the Class X-B, Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the VRR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about May 17, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 53 commercial and multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated April 28, 2017, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated April 28, 2017, between the Registrant and CREFI; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Citigroup Global Markets Realty Corp. (“CGMRC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated April 28, 2017, between the Registrant and CGMRC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities LLC (“JPMS”) and Academy Securities, Inc. (“Academy”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of April 28, 2017, between the Registrant, GACC and DBSI, CGMI, JPMS and Academy, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI and CGMI pursuant to the Certificate Purchase Agreement, dated as of April 28, 2017, between the Registrant, GACC and DBSI and CGMI, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 1, 2017, as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated May 1, 2017.

Item 1.01. Entry into a Material Definitive Agreement.

Each of the Mortgage Loans identified as “Moffett Place Google”, “Hilton Hawaiian Village”, “Key Center Cleveland”, “111 Livingston Street” and “Hamilton Crossing” on Exhibit B to the Pooling and Servicing Agreement (the “Moffett Place Google Mortgage Loan”, “Hilton Hawaiian Village Mortgage Loan”, “Key Center Cleveland Mortgage Loan” “111 Livingston Street Mortgage Loan” and “Hamilton Crossing Mortgage Loan”, respectively), is an asset of the Issuing Entity.

The Moffett Place Google Mortgage Loan is part of a whole loan (the “Moffett Place Google Whole Loan”) that includes the Moffett Place Google Mortgage Loan and three (3) other pari passu companion loans, which are not assets of the Issuing Entity. The Moffett Place Google Whole Loan, including the Moffett Place Google Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2017 (the “CD 2017-CD3 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. The CD 2017-CD3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

The Hilton Hawaiian Village Mortgage Loan is part of a whole loan (the “Hilton Hawaiian Village Whole Loan”) that includes the Hilton Hawaiian Village Mortgage Loan and fifteen (15) other pari passu companion loans and five (5) other subordinate companion loans, none of which are assets of the Issuing Entity. The Hilton Hawaiian Village Whole Loan, including the Hilton Hawaiian Village Mortgage Loan, is currently being serviced and administered under the trust and servicing agreement, dated as of November 28, 2016 (the “Hilton USA Trust 2016-HHV Trust and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator. The Hilton USA Trust 2016-HHV Trust and Servicing Agreement is attached hereto as Exhibit 99.5.

The Key Center Cleveland Mortgage Loan is part of a whole loan (the “Key Center Cleveland Whole Loan”) that includes the Key Center Cleveland Mortgage Loan and five (5) other pari passu companion loans, which are not assets of the Issuing Entity. The Key Center Cleveland Whole Loan, including the Key Center Cleveland Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of April 1, 2017 (the “CGCMT 2017-P7 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator. The CGCMT 2017-P7 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

The 111 Livingston Street Mortgage Loan is part of a whole loan (the “111 Livingston Street Whole Loan”) that includes the 111 Livingston Street Mortgage Loan and three (3) other pari passu companion loans, which are not assets of the Issuing Entity. The 111 Livingston Street Whole Loan, including the 111 Livingston Street Mortgage Loan, is currently being serviced and administered under the CD 2017-CD3 Pooling and Servicing Agreement.

The Hamilton Crossing Mortgage Loan is part of a whole loan (the “Hamilton Crossing Whole Loan”) that includes the Hamilton Crossing Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The Hamilton Crossing Whole Loan, including the Hamilton Crossing Mortgage Loan, is currently being serviced and administered under the CGCMT 2017-P7 Pooling and Servicing Agreement.

The initial holders of the promissory notes evidencing the Moffett Place Google Whole Loan (the “Moffett Place Google Noteholders”) have entered into a co-lender agreement, dated as of December 30, 2016 (the “Moffett Place Google Co-lender Agreement”), between the Moffett Place Google Noteholders, that sets forth the respective right of each Moffett Place Google Noteholder. The Moffett Place Google Co-lender Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the Hilton Hawaiian Village Whole Loan (the “Hilton Hawaiian Village Noteholders”) have entered into a co-lender agreement, dated as of November 28, 2016 (the “Hilton Hawaiian Village Co-lender Agreement”), between the Hilton Hawaiian Village Noteholders, that sets forth the respective right of each Hilton Hawaiian Village Noteholder. The Hilton Hawaiian Village Co-lender Agreement is attached hereto as Exhibit 99.8.

The initial holders of the promissory notes evidencing the Key Center Cleveland Whole Loan (the “Key Center Cleveland Noteholders”) have entered into a co-lender agreement, dated as of January 31, 2017 (the “Key Center Cleveland Co-lender Agreement”), between the Key Center Cleveland Noteholders, that sets forth the respective right of each Key Center Cleveland Noteholder. The Key Center Cleveland Co-lender Agreement is attached hereto as Exhibit 99.9.

The initial holders of the promissory notes evidencing the 111 Livingston Street Whole Loan (the “111 Livingston Street Noteholders”) have entered into a co-lender agreement, dated as of January 5, 2017 (the “111 Livingston Street Co-lender Agreement”), between the 111 Livingston Street Noteholders, that sets forth the respective right of each 111 Livingston Street Noteholder. The 111 Livingston Street Co-lender Agreement is attached hereto as Exhibit 99.10.

The initial holders of the promissory notes evidencing the Hamilton Crossing Whole Loan (the “Hamilton Crossing Noteholders”) have entered into a co-lender agreement, dated as of April 1, 2017 (the “Hamilton Crossing Co-lender Agreement”), between the Hamilton Crossing Noteholders, that sets forth the respective right of each Hamilton Crossing Noteholder. The Hamilton Crossing Co-lender Agreement is attached hereto as Exhibit 99.11.

The Mortgage Loan identified as “Uovo Art Storage” on Exhibit B to the Pooling and Servicing Agreement (the “Uovo Art Storage Mortgage Loan”) is part of a whole loan (the “Uovo Art Storage Whole Loan”) that includes the Uovo Art Storage Mortgage Loan and two (2) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the Uovo Art Storage Whole Loan (the “Uovo Art Storage Noteholders”) have entered into a co-lender agreement, dated as of February 3, 2017 (the “Uovo Art Storage Co-lender Agreement”), between the Uovo Art Storage Noteholders, that sets forth the respective right of each Uovo Art Storage Noteholder. The Uovo Art Storage Co-lender Agreement is attached hereto as Exhibit 99.12.

As disclosed in the Prospectus to be filed by the Issuing Entity pursuant to Rule 424(b)(2) on May 17, 2017 (the “Prospectus”), (i) the terms and conditions of the CD 2017-CD3 Pooling and Servicing Agreement applicable to the servicing of the Moffett Place Google Mortgage Loan and the 111 Livingston Street Mortgage Loan are substantially similar (except as noted under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Moffett Place Google and the 111 Livingston Street Mortgage Loans” in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, (ii) the terms and conditions of the Hilton USA Trust 2016-HHV Trust and Servicing Agreement applicable to the servicing of the Hilton Hawaiian Village Mortgage Loan are substantially similar (except as noted under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Hilton Hawaiian Village Mortgage Loan” in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement and (iii) the terms and conditions of the CGCMT 2017-P7 Pooling and Servicing Agreement applicable to the servicing of the Key Center Cleveland Mortgage Loan and the Hamilton Crossing Mortgage Loan are substantially similar (except as noted under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Key Center Cleveland and Hamilton Crossing Mortgage Loans” in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 1, 2017, which such certification is dated May 1, 2017.

99.1	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

99.3	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

99.4	Pooling and Servicing Agreement, dated as of February 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.5	Trust and Servicing Agreement, dated as of November 28, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.

99.6	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.7	Co-lender Agreement, dated as of December 30, 2016, between Deutsche Bank AG, New York Branch, as the initial note A-1 holder, Deutsche Bank AG, New York Branch, as the initial note A-2 holder, Deutsche Bank AG, New York Branch, as the initial note A-3 holder, Deutsche Bank AG, New York Branch, as the initial note A-4 holder, Deutsche Bank AG, New York Branch, as the initial note A-5 holder, and Deutsche Bank AG, New York Branch, as the initial note A-6 holder.

99.8	Co-lender Agreement, dated as of November 28, 2016, between JPMorgan Chase Bank, National Association, as the initial note 1 holder, Deutsche Bank AG, New York Branch, as the initial note 2 holder, Goldman Sachs Mortgage Company, as the initial note 3 holder, Barclays Bank PLC, as the initial note 4 holder, Morgan Stanley Bank, N.A., as the initial note 5 holder, and Cantor Commercial Real Estate Lending, L.P., as initial note 6 holder.

99.9	Co-lender Agreement, dated as of January 31, 2017, between Citi Real Estate Funding Inc., as the initial note A-1 and note A-4 holder, Bank of America, N.A., as the initial note A-2 and note A-5 holder, and Deutsche Bank AG, New York Branch, as the initial note A-3 and note A-6 holder.

99.10	Co-lender Agreement, dated as of January 5, 2017, between Citigroup Global Markets Realty Corp., as the initial note A-1 and Note A-2 holder, and Deutsche Bank AG, New York Branch, as the initial note A-3 and note A-4 holder.

99.11	Co-lender Agreement, dated as of April 1, 2017, between Citigroup Global Markets Realty Corp., as the initial note A-1 holder, and Citigroup Global Markets Realty Corp., as the initial note A-2 holder.

99.12	Co-lender Agreement, dated as of February 3, 2017, between Deutsche Bank AG, New York Branch, as the initial note A-1 holder, Deutsche Bank AG, New York Branch, as the initial note A-2 holder, Deutsche Bank AG, New York Branch, as the initial note A-3 holder, and Deutsche Bank AG, New York Branch, as the initial note A-4 holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: May 17, 2017

CD 2017-CD4 – Form 8-K (Transaction Documents)

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 1, 2017, which such certification is dated May 1, 2017.

99.1	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

99.3	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

99.4	Pooling and Servicing Agreement, dated as of February 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.5	Trust and Servicing Agreement, dated as of November 28, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.

99.6	Pooling and Servicing Agreement, dated as of April 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.7	Co-lender Agreement, dated as of December 30, 2016, between Deutsche Bank AG, New York Branch, as the initial note A-1 holder, Deutsche Bank AG, New York Branch, as the initial note A-2 holder, Deutsche Bank AG, New York Branch, as the initial note A-3 holder, Deutsche Bank AG, New York Branch, as the initial note A-4 holder, Deutsche Bank AG, New York Branch, as the initial note A-5 holder, and Deutsche Bank AG, New York Branch, as the initial note A-6 holder.

99.8	Co-lender Agreement, dated as of November 28, 2016, between JPMorgan Chase Bank, National Association, as the initial note 1 holder, Deutsche Bank AG, New York Branch, as the initial note 2 holder, Goldman Sachs Mortgage Company, as the initial note 3 holder, Barclays Bank PLC, as the initial note 4 holder, Morgan Stanley Bank, N.A., as the initial note 5 holder, and Cantor Commercial Real Estate Lending, L.P., as initial note 6 holder.

99.9	Co-lender Agreement, dated as of January 31, 2017, between Citi Real Estate Funding Inc., as the initial note A-1 and note A-4 holder, Bank of America, N.A., as the initial note A-2 and note A-5 holder, and Deutsche Bank AG, New York Branch, as the initial note A-3 and note A-6 holder.

99.10	Co-lender Agreement, dated as of January 5, 2017, between Citigroup Global Markets Realty Corp., as the initial note A-1 and Note A-2 holder, and Deutsche Bank AG, New York Branch, as the initial note A-3 and note A-4 holder.

99.11	Co-lender Agreement, dated as of April 1, 2017, between Citigroup Global Markets Realty Corp., as the initial note A-1 holder, and Citigroup Global Markets Realty Corp., as the initial note A-2 holder.

99.12	Co-lender Agreement, dated as of February 3, 2017, between Deutsche Bank AG, New York Branch, as the initial note A-1 holder, Deutsche Bank AG, New York Branch, as the initial note A-2 holder, Deutsche Bank AG, New York Branch, as the initial note A-3 holder, and Deutsche Bank AG, New York Branch, as the initial note A-4 holder.